EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Priority Healthcare Corporation (the “Company”) on Form 10-Q for the period ending April 3, 2004, as filed with the Securities and Exchange Commission on May 11, 2004 (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

    (1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEVEN D. COSLER Steven D. Cosler President and Chief Executive Officer May 11, 2004

/s/ STEPHEN M. SAFT Stephen M. Saft Chief Financial Officer and Treasurer May 11, 2004